JOINT FILING AGREEMENT

This JOINT FILING AGREEMENT is made and entered into by and among Iridian Asset Management LLC, COLE Partners LLC, Iridian Private Business Value Equity Fund, L.P., Iridian Partners Fund, L.P., Renoma Partners LLC, Iridian Charter Fund, LP, David L. Cohen and Harold J. Levy.


The parties to this Agreement hereby agree to prepare jointly and file timely (or otherwise deliver as appropriate) all filings on Schedule 13D and Schedule 13G (the "Filings") required to be filed by them pursuant to Section 13(d) or 13(g) under the Securities Exchange Act of 1934, as amended, with respect to their respective ownership of any securities of Enzon Pharmaceuticals, Inc. that are required to be reported on any Filings. Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of all such Filings.

Date: July 27, 2009


                              IRIDIAN ASSET MANAGEMENT LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President


                              COLE PARTNERS LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President


                              IRIDIAN PRIVATE BUSINESS VALUE EQUITY FUND, L.P.
                         By:  COLE PARTNERS LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President


                              IRIDIAN PARTNERS FUND, L.P.
                         By:  COLE PARTNERS LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President

                              RENOMA PARTNERS LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President


                              IRIDIAN CHARTER FUND, LP
                         By:  RENOMA PARTNERS LLC

                         By:  /s/ Jeffrey M. Elliott
                              ----------------------------------
                              Jeffrey M. Elliott, Executive Vice President


                         By:  /s/ David L. Cohen
                              ----------------------------------
                              David L. Cohen, individually


                         By:  /s/ Harold J. Levy
                              ----------------------------------
                              Harold J. Levy, individually